UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.___)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-12

SCIENTIFIC INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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December 2, 2022

Dear Fellow Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Scientific Industries, Inc. which will be held at 11:00 a.m. (New York time) on Friday, January 27, 2023, by virtual meeting.

Information concerning the matters to be considered and voted upon at the 2022 Annual Meeting is set out in the attached Notice of the 2022 Annual Meeting of Stockholders and Proxy Statement.

It is important that your shares be represented at the 2022 Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting. To ensure your shares are represented, we urge you to vote promptly by completing and mailing the enclosed proxy card or via the Internet or by telephone. Voting instructions appear on the enclosed proxy card. This will not limit your right to vote at the meeting or to attend the meeting.

Thank you for your continued support.

Sincerely,

John A. Moore
Chairman

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SCIENTIFIC INDUSTRIES, INC.

80 Orville Drive, Suite 102

Bohemia, New York 11716

NOTICE OF THE 2022 ANNUAL MEETING OF STOCKHOLDERS

January 27, 2023

Notice is hereby given that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Scientific Industries, Inc., a Delaware corporation (the “Company”), will be held on Friday, January 27, 2023, at 11:00 a.m. (New York time) in virtual meeting format only, via the Internet and by telephone, with no physical in-person meeting. Stockholders may participate online by logging in at:

https://us02web.zoom.us/j/82240281959?pwd=ZGVHUVJka3UreUNJWE9MdUxIMVNrdz09, Passcode SCND

or dial:1 646 931 3860 (US) Meeting ID:822 4028 1959, Passcode:720112 If outside the US, find your local number online:

https://us02web.zoom.us/u/kh0GZlewo,  Meeting ID: 82240281959

At the meeting, stockholders will consider and act upon the following:

1.

To elect two Class B Directors to the Company's Board of Directors to serve until the Company’s annual meeting of stockholders with respect to the year ending December 31, 2025 and until the election and qualification of their respective successors.

2.	To ratify the appointment of Macias Gini and O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

3.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The foregoing items of business are more fully described in the accompanying proxy statement.

The Board of Directors (the “Board” or, individually, a “Director” or collectively, the “Directors”) has fixed the close of business on December 2, 2022, as the record date for determination of stockholders entitled to notice of and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder of the Company at the Annual Meeting. In addition, the list will be open for examination by any stockholder of the Company for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of the Company. You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors of the Company, and mail it promptly in the enclosed postage paid envelope, or vote via the Internet or by telephone. Any proxy may be revoked by delivery of a later dated proxy.

By Order of your Board of Directors,

Robert P. Nichols
Secretary

Bohemia, New York

December 2, 2022

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE KINDLY REQUEST THAT YOU PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED, OR VIA THE INTERNET OR BY TELEPHONE AS INSTRUCTED IN THE ENCLOSED PROXY CARD. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE AT THE MEETING IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

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SCIENTIFIC INDUSTRIES, INC.

80 Orville Drive, Suite 102

Bohemia, New York 11716

PROXY STATEMENT

_________________

2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 27, 2023

_________________

Solicitation of Proxies

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Scientific Industries, Inc., a Delaware corporation (the “Company”), for use at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually, on Friday, January 27, 2023, at 11:00 a.m. (New York time), and at any adjournments or postponements thereof in a virtual meeting format only, via the Internet and by telephone, with no physical in-person meeting to be held. Stockholders may participate online by logging in at:

https://us02web.zoom.us/j/82240281959?pwd=ZGVHUVJka3UreUNJWE9MdUxIMVNrdz09, Passcode SCND

By telephone:

In the US, dial: 1 646 931 3860 (US) Meeting ID: 822 4028 1959, Passcode: 720112

If outside the US, find your local number online at: https://us02web.zoom.us/u/kh0GZlewo, Meeting ID: 822 4028 1959

At the Annual Meeting, stockholders of the Company will be asked to: (1) To elect two Class B Directors to the Company's Board of Directors to serve until the Company’s annual meeting of stockholders with respect to the year ending December 31, 2025 and until the election and qualification of their respective successors.; (2) To ratify the appointment of Macias Gini and O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; (3) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Record Date, Voting Rights

Only stockholders of record of the Company’s Common Stock as of the close of business on December 2, 2022 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 7,023,401 shares of Common Stock issued and 7,003,599 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote.

The presence at the Annual Meeting, virtually, or by a properly executed proxy, of the holders of a majority of the outstanding shares of the Company’s Common Stock as of the Record Date is necessary to constitute a quorum. In the determination of the number of shares of Common Stock present at the Annual Meeting for quorum purposes, abstentions and broker “non-votes” are included. A broker “non-vote” occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Voting of Proxies, Revocation, Solicitation

All stockholders who deliver properly executed and dated proxies to the Company prior to the Annual Meeting will be deemed present at the Annual Meeting regardless of whether such proxies direct the proxy holders to vote for or against, or to withhold or abstain from voting. The proxies, when properly executed and returned to the Company, will be voted in accordance with the instructions given therein by the person executing the proxy. In the absence of instructions, properly executed proxies other than with respect to broker “non-votes” will be voted FOR (1) the election of two Class B Directors to the Company's Board of Directors to serve until the Company’s annual meeting of stockholders with respect to the year ending December 31, 2025 and until the election and qualification of their respective successors; (2) the ratification of the appointment of Macias Gini and O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and (3) transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Any stockholder who executes and delivers a proxy may revoke it at any time before it is voted by delivering a written notice of such revocation to the Secretary of the Company at the address of the Company set forth in this proxy statement, by submitting a properly executed proxy bearing a later date, or by attending the Annual Meeting and requesting the return of the proxy or by voting during the meeting. In accordance with applicable rules, boxes and designated spaces are provided on the proxy card for stockholders to mark if they wish either to vote for or withhold authority to elect two Class B Directors to the Company's Board of Directors to serve until the Company’s annual meeting of stockholders with respect to the year ending December 31, 2025 and until the election and qualification of their respective successors, ratify the appointment of Macias Gini and O’Connell LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

A stockholder’s attendance at the Annual Meeting will not, by itself, revoke a proxy given by that stockholder. Stockholders vote at the Annual Meeting by casting ballots (at the Annual Meeting or by proxy), which are tabulated by a person who is appointed by the Board of Directors before the Annual Meeting to serve as inspector of election at the Annual Meeting and who has executed and verified an oath of office. Instructions will be provided during the virtual meeting on how to vote at the Annual Meeting.

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Important Information on Proxy Materials

It is anticipated that this proxy statement, the enclosed proxy card, and the Company’s Annual Report will be mailed to the Company's stockholders on or about December 20, 2022.

This proxy statement and our Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available on the Internet at https://www.cstproxy.com/scientificindustries/2023. The Annual Report includes our audited consolidated financial statements for the fiscal year ended June 30, 2022.

PRINCIPAL STOCKHOLDERS

The following table sets forth as of December 2, 2022 certain information as to each person who to the Company’s knowledge, based upon such person’s representations or publicly available filings, beneficially owned more than 5% of the outstanding shares of the Company’s Common Stock as of that date:

Name	Amount and Nature of Beneficial Ownership		% of Class*
Roy T. Eddleman, Trustee, Roy T. Eddleman Trust UAD 8-7-2000	2,127,264	(1)	26.93%
Veradace Capital Management LLC	953,717	(2)	13.03%
Bleichroeder LP	905,026	(3)	12.39%
Brian Pessin	778,706	(4)	10.72%
Thomas A. Satterfield	575,955	(5)	8.00%
Christopher Cox	444,000	(6)	6.14%
Lyon Polk	444,000	(7)	6.14%
Laurence W. Lytton	408,229	(8)	5.72%

*

Percentages of ownership are based upon the number of shares of Common Stock issued and outstanding as of December 2, 2022. Shares of Common Stock that may be acquired pursuant to options or warrants that are exercisable within 60 days of the date indicated above are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for the percentage ownership of any other person.

1.	Based upon form Schedule 13D filed with the Securities and Exchange Commission (“SEC”) on July 14, 2021. Includes 894,376 shares issuable upon exercise of warrants.

2.	Based upon form Schedule 13G/A filed with SEC on February 15, 2022. Includes 315,789 shares issuable upon exercise of warrants.

3.	Based upon form 4 filed with SEC on March 3, 2022. Includes 301,675 shares issuable upon exercise of warrants.

4.	Based upon form Schedule 13D filed with the Securities and Exchange Commission SEC on July 13, 2021. Includes 259,568 shares issuable upon exercise of warrants.

5.	Based upon form Schedule 13G filed with SEC on March 23, 2022. Includes 191,984 shares issuable upon exercise of warrants.

6.	Based upon form Schedule 13D filed with the Securities and Exchange Commission SEC on June 29, 2020. Includes 222,000 shares issuable upon exercise of warrants.

7.	Based upon form Schedule 13G filed with SEC on July 9, 2020. Includes 222,000 shares issuable upon exercise of warrants.

8.	Based upon form Schedule 13G filed with SEC on March 30, 2022. Includes 131,893 shares issuable upon exercise of warrants.

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PROPOSAL 1

ELECTION OF DIRECTORS

General

The Company's Certificate of Incorporation provides for a classified Board of Directors, consisting of three classes, each class serving a three-year term on a staggered basis. Two are Class A Directors, two are Class B Directors, and two are Class C Directors. At the Annual Meeting, two Class B Directors are to be elected to serve until the annual meeting of stockholders with respect to the fiscal year ending December 31, 2025, and until their successors are duly elected and qualified. During the fiscal year ended June 30, 2022 (“fiscal 2022”), the Board held four meetings. Shares of Common Stock represented by executed and returned proxies solicited by the Board of Directors will be voted for the nominees hereinafter named if authority to do so is not specifically withheld. If for any reason any such nominee shall become unavailable for election, which is not now anticipated, the proxies will be voted for a substitute nominee designated by the Board of Directors.

The Directors of the Company are elected by the affirmative vote of the holders of a plurality of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote. A plurality means that the nominee with the largest number of votes is elected as Director. In tabulating the vote, abstentions and broker “non-votes” will be disregarded and will have no effect on the outcome of the vote.

The Board of Directors recommends that stockholders vote FOR the election of the nominees identified below to the Board of Directors.

Nominees

The Board of Directors has designated Mr. Marcus Frampton and Mr. John A. Moore, each of whom are currently Class B directors, as their nominees for re-election.

Marcus Frampton (age 42), a Director since March 2019 is the Chief Investment Officer of the Alaska Permanent Fund Corporation and serves on the Board of Directors of Managed Funds Association and Nyrada, Inc., a drug development company. He served as Director of Investments, Real Assets and Absolute Return of the Alaska Permanent Fund from 2016 to 2018 and Director of Investments, Private Markets of the Alaska Permanent Fund from 2012 to 2016.

John A. Moore (age 57), a Director since January 2019 and Chairman of the Board since January 2020, is also the Chairman of Scientific Bioprocessing Industries (“SBI”) since March 2022 and prior was President from January 2020 through April 2022 and had been providing consulting services to SBI since March 2019. Mr. Moore serves as Chairman of Nyrada, Inc., a drug development company since July 2019 and prior to that served as a director with Noxopharm Limited, a drug development company, and is also the Chairman of Trialogics, a clinical trial software provider. Since March 2022 he serves as the Chairman of Cormetech, a leading air emissions provider for power plants. Mr. Moore was President, Chief Executive Officer and director of Acorn Energy, Inc. from 2006 to 2016.

Other Directors

Helena R. Santos (age 58), a Director since 2009, has been employed by the Company since 1994, and has served since August 2002 as its President, Chief Executive Officer, Treasurer and, until April 2022, its Chief Financial Officer. She had served as Vice President, Controller from 1997 and as Secretary from May 2001.

Jurgen Schumacher (age 69), a Director since May 2021, is currently a private investor in various startups and growth phase technology companies over the past five years.

Christopher Cox (age 58), a director since February 2021, has been a Senior Vice President of Population Health Investment Co., Inc. since September 2020 and a Co-Founder and Managing Partner of Population Health Partners LLC since May 2020. Mr. Cox has been on the Board of Directors of Nyrada, Inc. since January 2019. Mr. Cox has been a corporate attorney for over 25 years, most recently at Cadwalader, Wickersham & Taft LLP, which he joined as a partner in January 2012 and where he served a co-chair of the global corporate group and a member of the firm’s management committee until February 2016. From February 2016 to March 2019, Mr. Cox was Executive Vice President and Chief Corporation Development Officer of Medicines Company. Prior to January 2012, Mr. Cox was a partner at Chill Gordon & Reindel.

Joseph G. Cremonese (age 87), a Director since November 2002 and Chairman of the Board from February 2006 to January 2020, has been, through his affiliate, a consultant to the Company since 1996. Mr. Cremonese has been since 1991, President of his affiliate, Laboratory Innovation Company, Ltd, which is a vehicle for the consulting services for the Company.

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Stock Ownership

The following table sets forth, as of December 2, 2022, relevant information as to the shares of Common Stock beneficially owned by (i) each Director and Director nominee of the Company, (ii) each executive officer of the Company identified under “Executive Officers and Significant Employees,” and (iii) all directors, director nominees and executive officers as a group.

Name	Amount and Nature of Beneficial Ownership		% of Class
Christopher Cox	444,000	(1)	6.14%
Joseph G. Cremonese	116,062	(2)	1.30%
Marcus Frampton	80,623	(3)	1.10%
Jurgen Schumacher	37,893	(4)	(*)
John A. Moore	301,230	(5)	4.16%
Helena R. Santos	255,766	(6)	3.53%
Reginald Averilla	20,000	(7)	(*)
Daniel Gruenes	72,039	(8)	1.02%
Karl D. Nowosielski	50,498	(9)	(*)
Robert P. Nichols	40,241	(10)	(*)
All directors and executive officers as a group (10 persons)	1,418,352	(11)	17.98%
____________
(1) Based upon form Schedule 13D filed with the SEC on June 29, 2020. Includes 222,000 shares issuable upon exercise of warrants.
(2) Based upon form 4 filed with the SEC on June 9, 2022. Includes 25,000 shares issuable upon exercise of warrants.
(3) Based upon form 4 filed with the SEC on March 29, 2022. Includes 3,500 shares issuable upon exercise of warrants.
(4) Includes 12,631 shares issuable upon exercise of warrants.
(5) Includes 244,978 shares issuable upon exercise of options and warrants.
(6) Includes 233,085 shares issuable upon exercise of options and warrants.
(7) Includes 20,000 shares issuable upon exercise of options.
(8) Includes 68,013 shares issuable upon exercise of options and warrants.
(9) Includes 36,605 shares issuable upon exercise of options and warrants.
(10) Includes 18,552 shares issuable upon exercise of options and warrants.
(11) Includes 884,361 shares issuable upon exercise of options and warrants.
(*) - % of Class is less than 1

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Board Committees

The Company has two committees – a Compensation Committee and an Audit Committee. Both committees are comprised of the entire Board of Directors.

Director’s Compensation and Options

DIRECTORS’ COMPENSATION AND OPTIONS For the Year Ended June 30, 2022

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total($)
(a)	(b)	(c)	(d)	(e)	(f)	(h)	(i)
Christopher Cox	13,600	-	-	-	-	-	13,600
Joseph G. Cremonese	19,600	-	-	-	-	55,200	74,800
Marcus Frampton	39,600	-	-	-	-	-	39,600
Jurgen Schumacher	9,600	-	-	-	-	-	9,600
Reinhard Vogt (3)	24,200	-	-	-	-	215,700	239,900

(1) Represents amount paid to him and his affiliate pursuant to a consulting agreement (see Related Party Transactions).

(2) Represents amount paid to him and his affiliate pursuant to a consulting agreement (see Related Party Transactions).

(3) Mr. Vogt resigned from the Board effective April 1, 2022.

The Company paid each Director who is not an employee of the Company or a subsidiary a quarterly retainer fee of $2,200 and a meeting fee of $3,000 for each attended meeting through March 31, 2022. Effective April 1, 2022, the quarterly retainer fee was increased to $3,300. In addition, the Company reimburses each Director for out-of-pocket expenses incurred in connection with attendance at board meetings. During fiscal 2022, total director compensation to non-employee Directors aggregated $377,500, including consulting fees paid to Mr. Cremonese and his affiliate and to Mr. Vogt and his affiliate.

Executive Officers & Significant Employees

See above for the employment history of Ms. Santos and Mr. Moore.

Reginald Averilla (age 44), is the Chief Financial Officer of the Company and has been employed by the Company since April 2022. He was the VP Controller of Medical Knowledge Group, a privately held company from July 2020 to April 2022. From 2017 to July 2020, he was the VP Controller for Film Expo Group, a privately held company. Prior to 2017, he was the Assistant Controller to SFX Entertainment, previously a publicly-traded company.

Robert P. Nichols (age 61), is the President of the Genie Products Division of the Benchtop Laboratory Equipment operations and Corporate Secretary and has been employed by the Company since February 1998. Previously, he had been since May 2001, the Company’s Vice President of Engineering.

Karl D. Nowosielski (age 44), is the President of the Torbal Products Division of the Benchtop Laboratory Equipment operations and Director of Marketing for the Company. He was Vice President of Fulcrum, Inc. (the seller of the Torbal Products Division assets) from 2004 until February 2014.

Daniel Greunes (age 34), is the Chief Executive Officer of the Company’s Bioprocessing operations. Prior to the Company’s acquisition of Aquila, he served as Aquila’s Chief Executive Officer since he co-founded Aquila in 2014.

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The following table summarizes all compensation paid by the Company to each of its executive officers for the fiscal years ended June 30, 2022 and 2021.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary($)		Bonus($)	Stock Awards($)	Option Awards($)		Non- Equity Incentive Plan Compensation($)	Non- Qualified Deferred Compensation Earnings($)	All Other Compensation($)		Total($)
(a)	(b)	(c)		(d)	(e)	(f)		(g)	(h)	(i)		(j)
Helena R. Santos,	6/30/2022	201,500		50,000	-	-		-	-	8,000	(5)	$259,500
CEO, President

Helena R. Santos,	6/30/2021	191,200		100,000	-	553,600	(1)	-	-	9,600	(5)	$854,400
CEO, President, CFO

John A. Moore,	6/30/2022	180,200		50,000	-	-		-	-	7,200	(5)	$237,400
Chairman of SBI

John A. Moore,	6/30/2021	175,000		100,000	-	553,600	(2)	-	-	7,000	(5)	$835,600
President of SBI

Daniel Greunes,	6/30/2022	166,900		-	-	44,100	(3)	-	-	-		$211,000
CEO of Bioprocessing Operations

Daniel Greunes,	6/30/2021	30,200	(3)	20,000	-	23,200	(4)	-	-	10,000	(4)	$83,400
Vice President of R&D and Operations of Bioprocessing Operations

(1)

The amount for 2021 represents compensation expense for stock options granted on June 23, 2020 valued utilizing the Black-Scholes- Merton options pricing model disregarding estimates of forfeitures related to service-based vesting considerations, which were valued at a total of $1,625,000 of which $553,600 was expensed in fiscal 2021.

(2)

The amount for 2021 represents compensation expense for stock options granted on June 23, 2020 valued utilizing the Black-Scholes- Merton options pricing model disregarding estimates of forfeitures related to service-based vesting considerations, which were valued at a total of $1,625,000 of which $553,600 was expensed in fiscal 2021.

(3)

The amount for 2022 represents compensation expense for stock options granted on February 25, 2022 valued utilizing the Black- Scholes-Merton options pricing model disregarding estimates of forfeitures related to service-based vesting considerations, which were valued at a total of $44,100.

(4)

The amounts represent the fiscal year 2021 compensation expense for stock options granted at the time of the Aquila acquisition which were valued utilizing the Black-Scholes-Merton options pricing model disregarding estimates for forfeitures related to service-based vesting considerations, which were valued at a total of $409,300 of which $23,200 was expensed in fiscal 2021.

(5)	The amounts represent the Company’s matching contribution under the Company’s 401(k).

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OUTSTANDING EQUITY (OPTIONS) AWARDS For the Year Ended June 30, 2022

Name	Number Of Securities Underlying Unexercised Options (#) Exercisable	Number Of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
(a)	(b)	(c)	(d)	(e)	(f)
Helena Santos	160,578	71,788	-	3.08-9.00	07/2027-06/2030
John A. Moore	154,202	73,750	-	4.50-11.30	03/2029-06/2030
Reginald Averilla	-	20,000	-	5.50	6/21/2032
Daniel Gruenes	18,667	47,333	-	5.80-10.00	04/2031-02/2032
Robert Nichols	7,500	10,000	-	3.08-5.85	07/2027-12/2031
Karl Nowosielski	24,500	10,000	-	2.91-5.85	02/2024-12/2031

Employment Agreements

Helena Santos

The Company has an employment agreement with Helena Santos, its President and CEO, which expires on June 30, 2025. The agreement provided for an annual base salary of $175,000 for the year ended June 30, 2018, with subsequent annual increases of 3% or the applicable annual percentage increase in the U.S. Consumer Price Index (“CPI”), whichever is higher, plus a discretionary bonus. Bonuses aggregating $50,000 and $100,000 were awarded for fiscal 2022 and fiscal 2021, respectively. The agreement also provided for a grant of options to purchase 25,000 shares of the Company’s Common Stock, which were granted during the year ended June 30, 2018. No shares were granted during the year ended June 30, 2021, and 215,366 shares were authorized to be granted by the Board of Directors during the year ended June 30, 2020, subject to amendment of the Company’s 2012 Stock Option Plan to increase the number of shares authorized for issuance thereunder which was approved in February 2021, following which Ms. Santos’ options were issued on February 23, 2021. The agreement also contains a provision that within one year of a change of control, if either the Company terminates the employment for any reason other than for “cause” or Ms. Santos terminates her employment for “good reason”, Ms. Santos will have the right to receive a lump sum payment equal to three times the average of her total annual compensation paid for the last five years preceding such termination.

In addition, Ms. Santos’ employment agreement contains a provision that within one year of a change of control, if either (i) the Company terminates the employment for any reason other than for “cause” (as such term is defined in the employment agreement) or (ii) Ms. Santos terminates her employment for “good reason” (as such term is defined in the employment agreement), Ms. Santos will have the right to receive a lump sum payment equal to three times the average of her total annual compensation paid for the last five years preceding such termination. The employment agreement also contains a termination provisions stipulating that if the Company terminates the employment other than for death, disability, or cause (as such term is defined therein), or if the relevant employee resigns for “good reason” (as such term is defined therein), the Company shall pay severance payments equal to one year’s salary at the rate of the compensation at the time of termination, and continue to pay the regular benefits provided by the Company for a period of one year from termination.

John A. Moore

The Company has an employment agreement with its Chairman, which expires on June 30, 2023. The agreement provides for an annual base salary of $175,000 for the year ended June 30, 2021, with subsequent annual increases of 3% plus discretionary bonuses. The agreement also provides for a grant of options to purchase 215,366 shares which were authorized by the Board of Directors during the year ended June 30, 2020, subject to amendment of the Company’s 2012 Stock Option Plan to increase the number of shares authorized for issuance thereunder which was approved in February 2021, following which Mr. Moore’s options were issued on February 23, 2021. Bonuses aggregating $50,000 and $100,000 were awarded to Mr. Moore during fiscal 2022 and fiscal 2021, respectively. If the Company terminates Mr. Moore’s employment other than for death, disability, or cause (as such term is defined therein), or if employee resigns for “good reason” (as such term is defined therein), the Company shall, pay severance payments equal to either one year’s salary at the rate of the compensation at the time of termination if employee is terminated within 12 months of the date of the agreement or six months’ salary if the employee is terminated after 12 months of the date of the agreement, and the Company shall continue to pay the regular benefits provided by the Company for the period equal to the length of the severance payments and pay a pro rata portion of any bonus achieved prior to such termination of employment.

The employment agreement contains termination provisions stipulating that if the Company terminates the employment other than for death, disability, or cause (as such term is defined therein), or if employee resigns for “good reason”(as such term is defined in the agreement) , the Company shall pay severance payments equal to either one year’s salary at the rate of the compensation at the time of termination is employee is terminated within 12 months of the date of the agreement or six months’ salary is the employee is terminated after 12 months of the date of the agreement, continue to pay the regular benefits provided by the Company for the period equal to the length of the severance payments and pay a pro rata portion of any bonus achieved prior to such termination of employment.

Daniel Gruenes

The Company is party to an employment agreement with Daniel Gruenes, the CEO and President of SBI, for an indefinite term, which can be terminated by either party upon twelve months’ written notice in accordance with German law. The agreement stipulates that Mr. Gruenes will receive an annual salary of 170,000 euros, as well as a minimum annual bonus of 10,000 euros. In addition. the employment agreement includes payment of a retention bonus of 25,000 euros to Mr. Gruenes if he does not terminate his employment with the Company or the Company does not terminate his employment for good cause before April 28, 2023.

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Related Party Transactions

Mr. Joseph G. Cremonese, a Director since November 2002, through his affiliate, Laboratory Innovation Company, Ltd., provided consulting services to the Company under a consulting agreement, at a monthly retainer of $9,000, which expired on December 31, 2021. The agreement contains confidentiality and non-competition covenants. The Company paid fees of $55,200 and $108,000 for fiscal 2022 and fiscal 2021, respectively.

Mr. Reinhard Vogt, served as a Director from July 2020 through April 2002, and through his affiliate, Societät Reinhard and Noah Vogt AG GmbH, provided consulting services to the Company under a consulting agreement, at a monthly retainer of 12,500 euros, which was terminated on April 1, 2022. The agreement contains confidentiality and non-competition covenants. The Company paid fees of $215,700 and $966,600 in fiscal 2022 and fiscal 2021, respectively. Fiscal 2021 fees included consulting fees of $207,900 and 125,000 stock options valued at $758,700 on the grant date using the Black-Scholes-Merton option pricing model.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company believes that, for fiscal 2022, its officers, directors and 10% stockholders timely complied with all filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

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PROPOSAL 2

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors, subject to stockholders’ approval, appointed Macias Gini and O’Connell LLP (the “Firm”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (the six-month transition period beginning July 1, 2022 and ending December 31, 2022).

On November 28, 2022, the Company was advised by Nussbaum Berg Klein & Wolpow, CPAs LLP (the “Former Auditor”) that it had resigned as the Company’s independent registered public accounting firm due to the Former Auditor combining with the Firm and the members of the Former Auditor have joined the Firm as employees or partners of the Firm. Prior to November 28, 2022, the Former Auditor has audited the consolidated financial statements of the Company since 1991. A representative of the Firm is expected to be present at the Annual Meeting, and will have an opportunity to make a statement to the stockholders and will be available to respond to appropriate questions. The ratification of the appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will be included in determining the number of shares of Common Stock present or represented and entitled to vote for purposes of approval and will have the effect of votes “against” the proposal. Broker “non-votes” will not be counted in determining the number of shares of Common Stock present or represented and entitled to vote to approve the proposal and will therefore not have the effect of votes either “for” or “against”.

Stockholder ratification of the appointment is not required by the Company’s Certificate of Incorporation or By-laws or otherwise. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether to retain the Firm. Even if the appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee, currently the entire Board of Directors, determines that such a change would be in the best interest of the Company and its stockholders.

During the years ended June 30, 2022 and 2021 and the subsequent interim periods through the Resignation Date, the Company has not had any disagreements with the Former Auditor on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the Former Auditor’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the years ended June 30, 2022 and 2021 and the subsequent interim periods through the Resignation Date, the reports of the Former Auditor on the Company’s financial statements for the years ended June 30, 2022 and 2021 did not contain any adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The Company incurred for the services of the Former Auditor fees of approximately $117,200 and $110,300 for fiscal 2022 and fiscal 2021, respectively, in connection with the audit of the Company’s annual consolidated financial statements and quarterly reviews; $5,000 for additional audit related fees for fiscal 2021, $22,500 and $12,850 for the preparation of the Company’s corporate tax returns for fiscal 2022 and fiscal 2021, respectively, and $2,750 in fiscal 2021 for other services related to tax services.

In approving the engagement of the independent registered public accounting firm to perform the audit and non-audit services, the Board of Directors as the Company’s Audit Committee evaluates the scope and cost of each of the services to be performed including a determination that the performance of the non-audit services will not affect the independence of the firm in the performance of the audit services.

The Board of Directors unanimously recommends that the stockholders vote FOR the ratification of the appointment of Macias Gini and O’Connell LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022.

PROPOSAL 3

OTHER MATTERS

The Board of Directors are not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting; however, if any other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares of Common Stock they represent in accordance with their judgment on such matters.

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ADDITIONAL INFORMATION

The Company's Annual Report to Stockholders for the fiscal year ended June 30, 2022, includes its Annual Report on Form 10-K for the year which was filed with the U.S. Securities and Exchange Commission on September 28, 2022. The Annual Report to Stockholders on Form 10-K is not part of this proxy material, but is being mailed to stockholders with this proxy solicitation. Certain information included herein is incorporated in the Annual Report to Stockholders on Form 10-K by reference.

STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company intended to be presented at the Company’s Annual Meeting of Stockholders following the year ending December 31, 2022 must be received by the Secretary of the Company for inclusion in the appropriate proxy materials no later than, May 31, 2023.

EXPENSES AND SOLICITATION

The entire cost of soliciting proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers, directors and regular employees of the Company personally or by telephone. No additional compensation will be paid to such persons for any additional solicitations. The Company will also request securities brokers, custodians, nominees and fiduciaries who hold shares of Common Stock of record to forward solicitation material to the beneficial owners of such shares, and will reimburse them for their reasonable out-of-pocket expenses in forwarding such soliciting materials.

Bohemia, New York	By Order of your Board of Directors,
December 2, 2022

Robert P. Nichols
Secretary

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
Vote by Internet-QUICK ☐☐☐ EASY IMMEDIATE-24 Hours a Day, 7 Days a Week or by Mail

SCIENTIFIC INDUSTRIES, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on January 26, 2023.

INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY	Please mark your votes like this	☒
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, AND 2.

1. Election of Class B Directors	FOR all Nominees listed to the left	WITHHOLD AUTHORITY to vote (except as marked to the contrary for all nominees

1. MARCUS FRAMPTON 2. JOHN MOORE	☐	☐

(Instruction: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list above)

2. Ratification of independent registered public accounting firm.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

CONTROL NUMBER

Signature                                                                  Signature, if held jointly                                                                                  Date                                                                                  2022/23.

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

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Important Notice Regarding the Internet Availability of

Proxy Materials for the Annual Meeting of Shareholders

The 2022 Proxy Statement and the

2022 Annual Report to Shareholders are available at:

https://www.cstproxy.com/scientificindustries/2023

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SCIENTIFIC INDUSTRIES, INC.

The undersigned appoints Joseph G. Cremonese and Helena R. Santos, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of Scientific Industries, Inc. held of record by the undersigned at the close of business on December 2, 2022 at the Annual Meeting of Stockholders of Scientific Industries, Inc. to be held on January 27, 2023 virtually, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, AND IN FAVOR OF PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)

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